Debt (Notes)	12 Months Ended
Dec. 28, 2019
Debt Disclosure [Abstract]
Debt	Debt
Borrowing Arrangements:
On July 6, 2015, together with Kraft Heinz Foods Company (“KHFC”), our 100% owned operating subsidiary, we entered into a credit agreement (as amended, the “Credit Agreement”), which provides for a $4.0 billion senior unsecured revolving credit facility (the “Senior Credit Facility”). In June 2018, we entered into an agreement that became effective on July 6, 2018 to extend the maturity date of our Senior Credit Facility from July 6, 2021 to July 6, 2023 and to establish a $400 million euro equivalent swing line facility, which is available under the $4.0 billion revolving credit facility limit for short-term loans denominated in euros on a same-day basis.
No amounts were drawn on our Senior Credit Facility at December 28, 2019, at December 29, 2018, or during the years ended December 28, 2019, December 29, 2018, and December 30, 2017.
The Senior Credit Facility includes a $1.0 billion sub-limit for borrowings in alternative currencies (i.e., euro, British pound sterling, Canadian dollars, or other lawful currencies readily available and freely transferable and convertible into U.S. dollars), as well as a letter of credit sub-facility of up to $300 million. Subject to certain conditions, we may increase the amount of revolving commitments and/or add additional tranches of term loans in a combined aggregate amount of up to $1.0 billion.
Any committed borrowings under the Senior Credit Facility bear interest at a variable annual rate based on LIBOR/EURIBOR/CDOR loans or an alternate base rate/Canadian prime rate, in each case subject to an applicable margin based upon the long-term senior unsecured, non-credit enhanced debt rating assigned to us. The borrowings under the Senior Credit Facility have interest rates based on, at our election, base rate, LIBOR, EURIBOR, CDOR, or Canadian prime rate plus a spread ranging from 87.5 to 175 basis points for LIBOR, EURIBOR, and CDOR loans, and 0 to 75 basis points for base rate or Canadian prime rate loans.
The Senior Credit Facility contains representations, warranties, and covenants that are typical for these types of facilities and could upon the occurrence of certain events of default restrict our ability to access our Senior Credit Facility. Our Senior Credit Facility requires us to maintain a minimum shareholders’ equity (excluding accumulated other comprehensive income/(losses)) of at least $35 billion. We were in compliance with this covenant as of December 28, 2019.
The obligations under the Credit Agreement are guaranteed by KHFC in the case of indebtedness and other liabilities of any subsidiary borrower and by Kraft Heinz in the case of indebtedness and other liabilities of any subsidiary borrower and KHFC.
In August 2017, we repaid $600 million aggregate principal amount of our previously outstanding senior unsecured loan facility (the “Term Loan Facility”). Accordingly, there were no amounts outstanding on the Term Loan Facility at December 28, 2019 or December 29, 2018.
We obtain funding through our U.S. and European commercial paper programs. We had no commercial paper outstanding at December 28, 2019 or at December 29, 2018. The maximum amount of commercial paper outstanding during the year ended December 28, 2019 was $200 million.
Long-Term Debt:
The following table summarizes our long-term debt obligations.

	Priority (a)	Maturity Dates	Interest Rates (b)	Carrying Values
				December 28, 2019	December 29, 2018
				(in millions)
U.S. dollar notes:
2025 Notes(c)	Senior Secured Notes	February 15, 2025	4.875%	$971	$1,193
Other U.S. dollar notes(d)(e)	Senior Notes	2020-2049	2.471% - 7.125%	24,127	25,551
Euro notes(d)	Senior Notes	2023-2028	1.500% - 2.250%	2,834	2,899
Canadian dollar notes(f)	Senior Notes	July 6, 2020	3.020%	382	586
British pound sterling notes:
2030 Notes(g)	Senior Secured Notes	February 18, 2030	6.250%	170	165
Other British pound sterling notes(d)	Senior Notes	July 1, 2027	4.125%	519	504
Other long-term debt	Various	2020-2035	0.500% - 5.500%	48	50
Finance lease obligations				187	199
Total long-term debt				29,238	31,147
Current portion of long-term debt				1,022	377
Long-term debt, excluding current portion				$28,216	$30,770
(a)    Priority of debt indicates the order which debt would be paid if all debt obligations were due on the same day. Senior secured debt takes priority over unsecured debt. Senior debt has greater seniority than subordinated debt.
(b)    Floating interest rates are stated as of December 28, 2019.
(c)    The 4.875% Second Lien Senior Secured Notes due February 15, 2025 (the “2025 Notes”) are senior in right of payment of existing and future unsecured and subordinated indebtedness. Kraft Heinz fully and unconditionally guarantees these notes.
(d)    Kraft Heinz fully and unconditionally guarantees these notes, which were issued by KHFC.
(e)    Includes current year issuances (the “2019 Notes”) described below.
(f)    Kraft Heinz fully and unconditionally guarantees these notes, which were issued by Kraft Heinz Canada ULC (formerly Kraft Canada Inc.).
(g)    The 6.250% Pound Sterling Senior Secured Notes due February 18, 2030 (the “2030 Notes”) were issued by H.J. Heinz Finance UK Plc. Kraft Heinz and KHFC fully and unconditionally guarantee the 2030 Notes. This guarantee is secured and senior in right of payment of existing and future unsecured and subordinated indebtedness. Kraft Heinz became guarantor of the 2030 Notes in connection with the 2015 Merger. The 2030 Notes were previously only guaranteed by KHFC.
Our long-term debt contains customary representations, covenants, and events of default. We were in compliance with all such covenants at December 28, 2019.
At December 29, 2018, our long-term debt excluded amounts classified as held for sale. See Note 4, Acquisitions and Divestitures, for additional information.
At December 28, 2019, aggregate principal maturities of our long-term debt excluding finance leases were (in millions):

2020	$995
2021	990
2022	2,073
2023	1,678
2024	617
Thereafter	22,460
Tender Offers:
On September 3, 2019, KHFC commenced an offer to purchase for cash any and all of its outstanding 5.375% senior notes due February 2020 (the “First Tender Offer”). The First Tender Offer expired on September 9, 2019 with a settlement date of September 10, 2019. Additionally, on September 11, 2019, KHFC commenced an offer to purchase for cash up to the maximum combined aggregate purchase price of $2.5 billion, excluding accrued and unpaid interest, of its outstanding 3.500% senior notes due June 2022, 3.500% senior notes due July 2022, 4.000% senior notes due June 2023, and 4.875% second lien senior secured notes due February 2025 (the “Second Tender Offer”) (collectively with the First Tender Offer, the “Tender Offers”). The Second Tender Offer settled on September 26, 2019.
The aggregate principal amounts of senior notes and second lien senior secured notes before and after the Tender Offers and the amounts validly tendered pursuant to the Tender Offers were (in millions):

	Aggregate Principal Amount Outstanding Before Tender Offers	Amount Validly Tendered	Aggregate Principal Amount Outstanding After Tender Offers
5.375% senior notes due February 2020	$900	$495	$405
3.500% senior notes due June 2022	2,000	881	1,119
3.500% senior notes due July 2022	1,000	554	446
4.000% senior notes due June 2023	1,600	762	838
4.875% second lien senior secured notes due February 2025	1,200	224	976
In connection with the Tender Offers, we recognized a loss on extinguishment of debt of $88 million. This loss primarily reflects the payment of early tender premiums and fees associated with the Tender Offers as well as the write-off of unamortized debt issuance costs, premiums, and discounts. We recognized this loss on extinguishment of debt within interest expense on the consolidated statement of income. The cash payments related to the debt extinguishment are classified as cash outflows from financing activities on the consolidated statement of cash flows. In 2019, debt prepayment and extinguishment costs per the consolidated statement of cash flows related to the Tender Offers were $91 million, which reflect the $88 million loss on extinguishment of debt adjusted for the non-cash write-off of unamortized premiums of $10 million, unamortized debt issuance costs of $5 million, and unamortized discounts of $2 million.
Debt Redemptions:
Concurrently with the commencement of the First Tender Offer, we issued a notice of redemption by Kraft Heinz Canada ULC, our 100% owned subsidiary, of all of Kraft Heinz Canada ULC’s outstanding 2.700% Canadian dollar senior notes due July 2020, of which 300 million Canadian dollar aggregate principal amount was outstanding, and a notice of partial redemption by KHFC of $800 million of KHFC’s 2.800% senior notes due July 2020, of which $1.5 billion aggregate principal amount was outstanding (the “First Debt Redemptions”). The effective date of the First Debt Redemptions was October 3, 2019.
Concurrently with the commencement of the Second Tender Offer, we issued a second notice of partial redemption providing for the redemption of $500 million aggregate principal amount of KHFC’s remaining 2.800% senior notes due July 2020 (the “Second Debt Redemption”) (collectively with the First Debt Redemptions, the “2019 Debt Redemptions”). The effective date of the Second Debt Redemption was October 11, 2019.
The aggregate principal amounts of senior notes before and after the 2019 Debt Redemptions were (in millions):

	Aggregate Principal Amount Outstanding Before Redemptions	Amount Redeemed	Aggregate Principal Amount Outstanding After Redemptions
2.700% Canadian dollar senior notes due July 2020	$300	$300	$—
2.800% senior notes due July 2020	$1,500	$1,300	$200
In connection with the 2019 Debt Redemptions we recognized a loss on extinguishment of debt of $10 million. This loss primarily reflects the payment of premiums and fees associated with the 2019 Debt Redemptions as well as the write-off of unamortized debt issuance costs. We recognized this loss on extinguishment of debt within interest expense on the consolidated statement of income. The cash payments related to the debt extinguishment are classified as cash outflows from financing activities on the consolidated statement of cash flows. In 2019, debt prepayment and extinguishment costs per the consolidated statement of cash flows related to the 2019 Debt Redemptions were $8 million, which reflect the $10 million loss on extinguishment of debt adjusted for the non-cash write-off of unamortized debt issuance costs of $2 million.
Debt Issuances:
In September 2019, KHFC issued $1.0 billion aggregate principal amount of 3.750% senior notes due April 2030, $500 million aggregate principal amount of 4.625% senior notes due October 2039, and $1.5 billion aggregate principal amount of 4.875% senior notes due October 2049 (collectively, the “2019 Notes”). The 2019 Notes are fully and unconditionally guaranteed by Kraft Heinz as to payment of principal, premium, and interest on a senior unsecured basis. We used the proceeds from the 2019 Notes to fund the Second Tender Offer and to pay fees and expenses in connection therewith and to fund the Second Debt Redemption. A tabular summary of the 2019 Notes is included below.

Aggregate Principal Amount
(in millions)
3.750% senior notes due April 2030	$1,000
4.625% senior notes due October 2039	500
4.875% senior notes due October 2049	1,500
Total senior notes issued	$3,000
In June 2018, KHFC issued $300 million aggregate principal amount of 3.375% senior notes due June 2021, $1.6 billion aggregate principal amount of 4.000% senior notes due June 2023, and $1.1 billion aggregate principal amount of 4.625% senior notes due January 2029 (collectively, the “2018 Notes”). The 2018 Notes are fully and unconditionally guaranteed by Kraft Heinz as to payment of principal, premium, and interest on a senior unsecured basis.
We used approximately $500 million of the proceeds from the 2018 Notes in connection with the wind-down of our U.S. securitization program in the second quarter of 2018. We also used proceeds from the 2018 Notes to refinance a portion of our commercial paper borrowings in the second quarter of 2018, to repay certain notes that matured in July and August 2018, and for other general corporate purposes.
In August 2017, KHFC issued $350 million aggregate principal amount of floating rate senior notes due 2019, $650 million aggregate principal amount of floating rate senior notes due 2021, and $500 million aggregate principal amount of floating rate senior notes due 2022 (collectively, the “2017 Notes”). The 2017 Notes are fully and unconditionally guaranteed by Kraft Heinz as to payment of principal, premium, and interest on a senior unsecured basis.
We used the net proceeds from the 2017 Notes primarily to repay all amounts outstanding under our $600 million Term Loan Facility together with accrued interest thereon, to refinance a portion of our commercial paper programs, and for other general corporate purposes.
Debt Issuance Costs:
Debt issuance costs are reflected as a direct deduction of our long-term debt balance on the consolidated balance sheets. We incurred debt issuance costs of $25 million in 2019 and $15 million in 2018. Debt issuance costs in 2017 were insignificant. Unamortized debt issuance costs were $119 million at December 28, 2019 and $115 million at December 29, 2018. Amortization of debt issuance costs was $15 million in 2019, $16 million in 2018, and $16 million in 2017.
Debt Premium:
Unamortized debt premiums are presented on the consolidated balance sheets as a direct addition to the carrying amount of debt. Unamortized debt premium, net, was $358 million at December 28, 2019 and $430 million at December 29, 2018. Amortization of our debt premium, net, was $34 million in 2019, $65 million in 2018, and $81 million in 2017.
Debt Repayments:
In August 2019, we repaid $350 million aggregate principal amount of senior notes that matured in the period.
In July and August 2018, we repaid $2.7 billion aggregate principal amount of senior notes that matured in the period. We funded these long-term debt repayments primarily with proceeds from the 2018 Notes issued in June 2018.
Additionally, in June 2017, we repaid $2.0 billion aggregate principal amount of senior notes that matured in the period. We funded these long-term debt repayments primarily with cash on hand and our commercial paper programs.
Fair Value of Debt:
At December 28, 2019, the aggregate fair value of our total debt was $31.1 billion as compared with a carrying value of $29.2 billion. At December 29, 2018, the aggregate fair value of our total debt was $30.1 billion as compared with a carrying value of $31.2 billion. Our short-term debt and commercial paper had carrying values that approximated their fair values at December 28, 2019 and December 29, 2018. We determined the fair value of our long-term debt using Level 2 inputs. Fair values are generally estimated based on quoted market prices for identical or similar instruments.

Subsequent Event:
We repaid approximately $405 million aggregate principal amount of senior notes on February 10, 2020.